UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


Date of Report (Date of earliest event reported):          July 5, 2006
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                       CABELTEL INTERNATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

            Nevada                        000-08187              75-2399477
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       (State or other                  (Commission           (I.R.S. Employer
jurisdiction of incorporation)            File No.)          Identification No.)


    1755 Wittington Place, Suite 340
              Dallas, Texas                                          75234
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code         972-407-8400
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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

     (a) On July 5, 2006, but effective June 30, 2006, CabelTel International Corporation (the "Company" or the "Issuer" or the "Registrant") consummated a Purchase Agreement effective such date with two individuals and two limited liability companies for the sale and disposition by the Company of all of the Membership Interests in the two limited liability companies which own oil and gas leases in Gregg and Rusk Counties, Texas, on which at least 50 oil-producing wells were operating as of March 31, 2006. The individuals, Emory C. Johnson and Robert C. Johnson, are father and son and have been involved in the operations for the benefit of the Company of the oil and gas leases owned by the two limited liability companies named Gaywood Oil and Gas I LLC ("Gaywood I") and Gaywood Oil & Gas II LLC ("Gaywood II"), both Nevada limited liability companies. Pursuant to such Purchase Agreement, Messrs. Johnson as "Buyers" paid to the Company an aggregate purchase price of $1,737,000. In addition, the Messrs. Johnson executed and delivered to the Company two non-interest bearing promissory notes, each in the amount of $50,000 in connection with certain obligations of the Messrs. Johnson to hold the Company harmless from any drawings upon two separate letters of credit scheduled to expire November 29, 2006 and March 31, 2007, respectively. The Purchase Agreement was effective and closed at substantially the same time.

Item 2.01.  Completion of Acquisition or Disposition of Assets

     See Item 1.01 above for a description of the Purchase Agreement, pursuant to which the Company on July 5, 2006 sold to two individuals all of the membership interests in Gaywood I and Gaywood II which owned and operated oil and gas leases in Gregg and Rusk Counties, Texas, on which 50 producing wells were operating as of March 31, 2006. The consideration given in payment for the interests sold was cash in the amount of $1,737,000 plus two non-interest bearing $50,000 promissory notes in support of certain letters of credit which will expire November 29, 2006 and March 31, 2007, respectively. The purchasers are two individuals who have been involved in the operation of the oil and gas properties for the benefit of the Company.

     The Company issued a Press Release concerning the disposition and its effects upon the Company which is attached as an exhibit.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits.

     The following exhibit is furnished with this Report:

          Exhibit Designation               Description of Exhibit
                 99.1*                 Press Release dated July 6, 2006

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          *Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

     Dated: July 10, 2006                  CABELTEL INTERNATIONAL CORPORATION

                                            /s/ Gene S. Bertcher
                                        By:
                                           -------------------------------------
                                           Gene S. Bertcher, President and Chief
                                           Financial Officer